SHAREHOLDER LETTER



--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Multi-Income Trust seeks to provide high, current income consistent with preservation of capital.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you this semiannual report for Franklin Multi-Income Trust, which covers the period ended September 30, 2000.

Overall, the reporting period boasted robust economic growth with minimal inflation. In May, the Federal Reserve Board (the Fed) raised short-term interest rates as part of its ongoing effort to slow fast-paced economic growth before inflation became a problem. However, with only moderate inflation in the second and third calendar quarters of 2000, the Fed held rates steady since the May increase.

Meanwhile, the combination of strong economic growth and rising interest rates early in the period contributed to significant financial market volatility. The Dow Jones(R) Industrial Average declined 1.81% -- a number that masks the period's large swings, both up and down -- while the Nasdaq Composite declined 19.27%, with a precipitous drop in April, followed by some gradual improvement by the period's end.(1)



1. Sources: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,400 companies (as of 9/30/00).

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.


CONTENTS


Shareholder Letter ......     1

Performance Summary .....     6

Dividend Reinvestment and
Cash Purchase Plan ......     8

Financial Highlights &
Statement of Investments     12

Financial Statements ....    17

Notes to Financial
Statements ..............    21

PORTFOLIO BREAKDOWN
Based on Total Market Value
9/30/00

[PORTFOLIO BREAKDOWN PIE CHART]

Corporate Bonds                 46.1%

Utilities and
Telecommunications Stocks       46.8%

Misc. Equities &
 Preferred Stocks                5.0%

Convertible Bonds                1.0%

Foreign Currency
 Denominated Bonds               0.3%

Cash & Equivalents               0.8%



For its part, the benchmark 10-year U.S. Treasury note demonstrated greater stability due to the lack of Fed action during the latter part of the period. Ten-year Treasury yields began the period at 6.00%, and declined to 5.80% on September 30, 2000.

Performance within the Trust's principal asset classes, high yield bonds and utility stocks, diverged greatly during this period. High yield bonds returned 0.89% for the six-month period, as investors demanded higher yields to compensate them for the asset class's inherent credit risk.(2) Since bond price moves inversely to yield, as the yield rises, the price falls. This price decline partially offset the high coupons paid on the bonds, resulting in a total return well below historical averages. Electric utility stocks delivered an impressive 50.03% return during the period, attributable, in part, to broader stock market volatility, particularly in the technology-heavy Nasdaq(R).(3) In this mixed environment for its asset classes, the Trust's six-month cumulative total returns were +20.49% based on net asset value and +26.58% based on the change in market price.(4) At the same time, the Trust's dividends totaled 33.6 cents per share.

SECTOR DISCUSSIONS

CONSUMER SERVICES - BROADCASTING & MEDIA

Recent cable industry consolidation brought economies of scale and increased operating efficiencies for the leading participants,





2. Source: Chase Securities Inc., 9/30/00. The unmanaged Chase Global High Yield Index is a U.S. dollar-denominated and market-capitalization weighted index designed to mirror the investible universe of the global high yield corporate debt market, including domestic and international issues. International issues are composed of both developed and emerging market issues. As of 10/13/00, it had 1,564 issues with a market capitalization of $276 billion. The index does not include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

3. Source: Standard & Poor's Micropal, 9/30/00. The unmanaged S&P Electrical Companies Index is a subsector of the Utilities Sector of the S&P 500. It includes all the companies in the Electrical Companies industry that are in the S&P 500. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

4. Cumulative total return represents the change in value of an investment for the period indicated.

favorably impacting the sector's bonds. Digital cable and cable modems for Internet access also provided additional growth opportunities. During the reporting period, we initiated a position in Adelphia Communications, a large, domestic cable operator that offers, in our opinion, an attractive mix of growth opportunities and a defensive, non-cyclical posture.

TELECOMMUNICATIONS - WIRELESS

The Trust continues to find the wireless sector to be extremely attractive. The U.S. wireless penetration, or percentage of the population subscribing to wireless services, stood at approximately 30% on December 31, 1999. Judging by Europe's penetration rates in excess of 50%, we believe there is still plenty of room for domestic growth. Reduced price competition among the sector's major companies led to fairly stable average revenue-per-unit growth during the period. As wireless use proliferates, the industry needs more transmitters, which must be located on tall buildings or towers, enabling the towers segment of the industry to capitalize on the same trends as the wireless communication companies. We maintained this sector's overweight position relative to the Chase Global High Yield Index, in an attempt to capitalize on what we believed to be favorable investment opportunities.

CONSUMER SERVICES - GAMING

The gaming sector delivered one of the best performances in the high yield universe, driven by stronger-than-expected results in Las Vegas and solid riverboat performance over the reporting period. We believe the gaming industry offers stable operating results and solid cash flow, backed by hard asset protection. In this vein, we increased the Trust's gaming exposure



TOP 10 HOLDINGS
9/30/00

                             % OF TOTAL
COMPANY                        MARKET
SECTOR (SECURITY TYPE)         VALUE
---------------------------------------
Enron Corp.                     3.5%
Utilities (Stock)

Reliant Energy Inc.             3.4%
Utilities (Stock)

Duke Energy Corp.               3.4%
Utilities (Stock)

Unicom Corp.                    3.1%
Utilities (Stock)

FPL Group Inc.                  2.9%
Utilities (Stock)

Xcel Energy Inc.                2.7%
Utilities (Stock)

Southern Co.                    2.6%
Utilities (Stock)

TXU Corp.                       2.1%
Utilities (Stock)

Entergy Corp.                   2.0%
Utilities (Stock)

Dominion Resources Inc.         1.9%
Utilities (Stock)

DIVIDEND DISTRIBUTIONS
4/1/00 - 9/30/00

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
April               5.6 cents

May                 5.6 cents

June                5.6 cents

July                5.6 cents

August              5.6 cents

September           5.6 cents
-----------------------------
TOTAL              33.6 CENTS



by purchasing Mandalay Resort Group and Station Casinos bonds. Mandalay Resort Group is one of the largest gaming operators in the country, and should benefit from the Las Vegas market's strength and the potential to pay off its debt. Station Casinos dominates the local Las Vegas market, one of the country's fastest growing gaming markets.

ELECTRIC UTILITIES

Our electric utility stock portfolio delivered superior returns during the reporting period. The turning point in this group's performance coincided with the Nasdaq's decline, which made utility stocks appear to be an attractive and stable investment alternative for many investors. Additionally, the sector's historically low valuations and high relative yields, compared to the overall market, brightened its appeal, as did the lack of further Fed interest rate increases. Deregulation opportunities also contributed to the electric industry's recent, higher earnings growth rate. We continue to believe the electric industry has improving earnings prospects and provides attractive value relative to other equity investments.

WHAT'S AHEAD

We believe the U.S. economic outlook remains positive, despite the last six months' volatility. The Fed interest-rate increases of the past year appear to have kept inflation at bay without halting economic growth. Going forward, a strong domestic economy, combined with low inflation, should provide a favorable environment for the Trust's major asset classes. Although utility bonds have staged an impressive rally, we feel they still remain attractive on a historical basis. As of the period's end, high yield bonds also remained very cheap on a historical basis. With overall yield spreads, or the premium paid for their higher risk, over Treasuries approaching historical records, high yield bonds appear poised to generate favorable returns in the future.

Sincerely,



/s/ Christopher J. Molumphy

Christopher J. Molumphy
Senior Portfolio Manager



/s/ Glenn I. Voyles

Glenn I. Voyles
Portfolio Manager

Franklin Multi-Income Trust




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 9/30/00
Distributions will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Trust's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment and cash purchase plan.


Six-Month Total Return(1)         +20.49% Based on change in Net Asset Value
                                  +26.58% Based on change in Market Price on the
                                          New York Stock Exchange (NYSE)

Net Asset Value (NAV)             $10.38 (9/30/00)                                 $8.97 (3/31/00)
Change in NAV                     +$1.41
Market Price (NYSE)               $8.50 (9/30/00)                                  $7.00 (3/31/00)
Change in Market Price            +$1.50
Distributions (4/1/99-9/30/00)    Dividend Income                                  $0.3360


ADDITIONAL PERFORMANCE



                                                                    INCEPTION
                                      1-YEAR    5-YEAR    10-YEAR   (10/9/89)
-----------------------------------------------------------------------------
Cumulative Total Return(1)

 Based on change in NAV              +21.21%   +72.71%   +323.69%     283.60%

 Based on change in market price     +20.65%   +58.44%   +343.07%     192.48%

Average Annual Total Return(1)

 Based on change in NAV              +21.21%   +11.55%   +15.53%       13.03%

 Based on change in market price     +20.65%    +9.64%   +16.05%       10.27%

Distribution Rate(2)                   7.91%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's 5.6 cent per share September dividend and the NYSE closing price of $8.50 on 9/30/00.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

PORTFOLIO OPERATIONS





CHRISTOPHER J. MOLUMPHY
Senior Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Multi-Income Trust since 1991.



GLENN I. VOYLES
Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN




The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Global Fund Services (the "Plan Agent"), 101 Federal Street, Boston, Massachusetts, 02110, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to Franklin Multi-Income Trust and sent to PFPC Global Fund Services, 101 Federal Street, Boston, Massachusetts, 02110.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for all full shares; or (b) that you prefer the Plan Agent to sell your shares and send you the proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN MULTI-INCOME TRUST
Financial Highlights


                                                       SIX MONTHS ENDED                     YEAR ENDED MARCH 31,
                                                      SEPTEMBER 30, 2000   -----------------------------------------------------
                                                          (UNAUDITED)        2000        1999        1998       1997       1996
                                                      --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $  8.97        $ 10.04     $ 11.98     $ 10.34    $ 10.61    $  9.60
                                                      --------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          .33            .71         .76         .72        .79        .78
 Net realized and unrealized gains (losses)                    1.42           (.84)      (1.70)       2.18        --        1.11
                                                      --------------------------------------------------------------------------
Total from investment operations                               1.75           (.13)       (.94)       2.90        .79       1.89
                                                      --------------------------------------------------------------------------

Less distributions from:
 Net investment income                                         (.33)          (.70)       (.76)       (.74)      (.77)      (.77)
 In excess of net investment income                            (.01)           --         (.01)       (.03)       --         --
 Net realized gains                                             --            (.24)       (.23)       (.49)      (.29)      (.11)
                                                      --------------------------------------------------------------------------
Total distributions                                            (.34)          (.94)      (1.00)      (1.26)     (1.06)      (.88)
                                                      --------------------------------------------------------------------------
Net asset value, end of period                              $ 10.38        $  8.97     $ 10.04     $ 11.98    $ 10.34    $ 10.61
                                                      ==========================================================================
Market value, end of period(a)                              $ 8.500        $ 7.000     $ 9.000     $11.000    $  9.375   $ 9.000
                                                      ==========================================================================

Total return (based on market value per share)(b)             26.58%        (12.29)%     (9.58)%     32.57%     16.24%     12.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                           $60,775        $52,559     $58,827     $70,190    $60,594    $62,153
Ratios to average net assets:
 Expenses                                                      3.30%          3.30%       3.07%       3.00%      3.14%      3.21%
 Net investment income                                         6.88%          7.33%       6.87%       6.47%      7.48%      7.53%
Portfolio turnover rate                                       13.81%         30.42%      24.31%      45.31%     44.40%     35.06%
Total debt outstanding at end of period (000's)             $16,000        $16,000     $16,000     $16,000    $16,000    $16,000
Asset coverage per $1,000 of debt                           $ 3,798        $ 3,285     $ 3,677     $ 4,387    $ 3,787    $ 3,885
Average amount of notes per share during the period         $  2.73        $  2.73     $  2.73     $  2.73    $  2.73    $  2.73


(a) Based on the last sale on the New York Stock Exchange.
(b) Total return is not annualized for periods less than one year.


12                     See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED)



                                                                                  SHARES/
                                                                                  WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 59.9%
   CONSUMER SERVICES .1%
   Marriott International Inc., A ...........................................         1,052      $    38,332
                                                                                                 -----------

   ENERGY MINERALS 1.4%
   Ultramar Diamond Shamrock Corp. ..........................................        33,300          844,988
                                                                                                 -----------

   NON-ENERGY MINERALS
(a)Gulf States Steel Inc., wts., 4/15/03 ....................................         1,000                1
                                                                                                 -----------

   PRODUCER MANUFACTURING .1%
(a)Anacomp Inc. .............................................................        20,565            8,997
(a)Harvard Industries Inc. ..................................................        27,466           68,665
                                                                                                 -----------
                                                                                                      77,662
                                                                                                 -----------

   TELECOMMUNICATIONS 4.9%
   AT&T Corp. ...............................................................        37,500        1,101,563
   BellSouth Corp. ..........................................................        24,000          966,000
(a)Loral Space & Communications Ltd., wts., 1/15/07 .........................         1,000            2,905
   SBC Communications Inc. ..................................................         7,000          350,000
   Verizon Communications ...................................................        12,200          590,938
                                                                                                 -----------
                                                                                                   3,011,406
                                                                                                 -----------

   UTILITIES 53.4%
   Allegheny Energy Inc. ....................................................        30,000        1,145,625
   American Electric Power Co. Inc. .........................................        17,500          684,688
   Constellation Energy Group Inc. ..........................................        20,000          995,000
   Dominion Resources Inc. ..................................................        25,000        1,451,563
   DPL Inc. .................................................................        25,000          743,750
   DTE Energy Co. ...........................................................        37,050        1,417,163
   Duke Energy Corp. ........................................................        29,800        2,555,350
   Enron Corp. ..............................................................        30,000        2,628,750
   Entergy Corp. ............................................................        40,000        1,490,000
   FirstEnergy Corp. ........................................................        20,000          538,750
   Florida Progress Corp. ...................................................        10,000          529,375
   FPL Group Inc. ...........................................................        33,900        2,228,925
   Montana Power Co. ........................................................        15,000          500,625
   PECO Energy Co. ..........................................................        20,900        1,265,756
   PG&E Corp. ...............................................................        59,000        1,427,063
   Pinnacle West Capital Corp. ..............................................        25,000        1,271,875
   Puget Sound Energy Inc. ..................................................        25,000          634,375
   Reliant Energy Inc. ......................................................        55,400        2,576,100
   SCANA Corp. ..............................................................        12,621          389,673
   Sempra Energy ............................................................         3,202           66,642
   Southern Co. .............................................................        60,000        1,946,250
   TXU Corp. ................................................................        40,000        1,585,000
   Unicom Corp. .............................................................        42,000        2,359,875
   Xcel Energy Inc. .........................................................        73,000        2,007,500
                                                                                                 -----------
                                                                                                  32,439,673
                                                                                                 -----------
   TOTAL COMMON STOCKS AND WARRANTS (COST $24,507,062) ......................                     36,412,062
                                                                                                 -----------

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)




                                                                                   SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   PREFERRED STOCKS 1.5%
   Sinclair Capital, 11.625%, pfd. (Cost $1,000,000) ........................        10,000      $   900,000
                                                                                                 -----------

   CONVERTIBLE PREFERRED STOCKS 3.1%
   CONSUMER SERVICES .3%
   Host Marriott Corp., 6.75%, cvt. pfd. ....................................         4,400          166,650
                                                                                                 -----------

   UTILITIES 2.8%
   CMS Energy Trust I, 7.75%, cvt. pfd. .....................................        22,000          873,125
(e)SEI Trust I, 6.25%, cvt. pfd., A .........................................         1,600          105,600
   Utilicorp United Inc., 9.75%, cvt. pfd. ..................................        27,300          767,813
                                                                                                 -----------
                                                                                                   1,746,538
                                                                                                 -----------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,050,768) .....................                      1,913,188
                                                                                                 -----------
                                                                                  PRINCIPAL
                                                                                  AMOUNT(d)
                                                                                  ---------
   BONDS 57.8%
   COMMERCIAL SERVICES 1.5%
(c)AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 .........    $  250,000           11,250
   Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 .................       775,000          682,000
   Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06
    (United Kingdom) ........................................................       700,000          248,500
                                                                                                 -----------
                                                                                                     941,750
                                                                                                 -----------

   CONSUMER NON-DURABLES 1.0%
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ........     1,000,000          575,000
(c)Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 .................       500,000           27,500
                                                                                                 -----------
                                                                                                     602,500
                                                                                                 -----------

   CONSUMER SERVICES 18.2%
   Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ............     1,000,000          985,000
   AMFM Inc., senior note, 8.00%, 11/01/08 ..................................       500,000          508,750
   AMFM Inc., senior sub. note, B, 8.75%, 6/15/07 ...........................       500,000          511,250
   Charter Communications Holdings LLC, senior disc. note, zero cpn.
    to 4/01/04, 9.92% thereafter, 4/01/11 ...................................     1,000,000          590,000
   Diamond Holdings PLC, senior note, 9.125%, 2/01/08 (United Kingdom) ......       500,000          457,500
   EchoStar Broadband Corp., senior note, 144A, 10.375%, 10/01/07 ...........     1,000,000        1,000,000
   Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02,
    9.75% thereafter, 8/15/07 ...............................................     1,000,000          852,500
   Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 ........     1,000,000          987,500
(e)Host Marriott LP, senior note, 144A, 9.25%, 10/01/07 .....................       500,000          493,705
   LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
    10.00% thereafter, 3/01/08 ..............................................       850,000          620,500
   Mandalay Resort Group, senior note, 144A, 9.50%, 8/01/08 .................       100,000          102,500
   Mandalay Resort Group, senior sub. note, 144A, 10.25%, 8/01/07 ...........       500,000          516,250
   Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 ........     1,000,000        1,020,000
   Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ..............       600,000          574,500
   Station Casinos Inc., senior sub. note, 144A, 9.875%, 7/01/10 ............     1,100,000        1,111,000
   Telewest Communications PLC, senior disc. note, zero cpn. to
    4/15/04, 9.25% thereafter, 4/15/09 (United Kingdom) .....................       500,000          268,750
   United Pan-Europe Communications NV, senior disc. note, zero cpn.
    to 8/01/04, 12.50% thereafter, 8/01/09 (Netherlands) ....................     1,000,000          480,000
                                                                                                 -----------
                                                                                                  11,079,705
                                                                                                 -----------

   ENERGY MINERALS 1.6%
   Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 (Mexico) ...       900,000          974,250
                                                                                                 -----------

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)



                                                                                  PRINCIPAL
                                                                                  AMOUNT(d)         VALUE
------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   HEALTH SERVICES 1.3%
   HCA-The Healthcare Co., 8.75%, 9/01/10 ...................................    $  400,000      $   407,365
   Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ..........       600,000          402,000
                                                                                                 -----------
                                                                                                     809,365
                                                                                                 -----------

   INDUSTRIAL SERVICES 4.8%
   Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 .........       900,000          787,500
   Calpine Corp., senior note, 8.625%, 8/15/10 ..............................     1,000,000          998,351
   RBF Finance Co., senior note, 11.375%, 3/15/09 ...........................       650,000          754,000
   Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
    9.875% thereafter, 2/15/08 ..............................................       500,000          385,000
                                                                                                 -----------
                                                                                                   2,924,851
                                                                                                 -----------

   NON-ENERGY MINERALS .4%
   LTV Corp., senior note, 8.20%, 9/15/07 ...................................       450,000          227,250
                                                                                                 -----------
   PROCESS INDUSTRIES 6.1%
   Anchor Glass, first mortgage, 11.25%, 4/01/05 ............................     1,000,000          755,000
   Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 ......     1,000,000        1,015,000
   Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03,
    10.75% thereafter, 1/15/09 ..............................................       200,000          123,000
   Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ................       200,000          169,000
   Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 ...........     2,000,000          680,000
   Lyondell Chemical Co., senior secured note, 9.875%, 5/01/07 ..............       300,000          293,250
   Pindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/02
    (Indonesia) .............................................................     1,000,000          662,500
                                                                                                 -----------
                                                                                                   3,697,750
                                                                                                 -----------

   PRODUCER MANUFACTURING 4.1%
   Advanced Accessory Systems, senior sub. note, B, 9.75%, 10/01/07 .........       500,000          400,000
   Aetna Industries Inc., senior note, 11.875%, 10/01/06 ....................     1,000,000          725,000
   Derlan Industries Ltd., senior note, 10.00%, 1/15/07 (Canada) ............       291,000          277,905
   Nortek Inc., senior note, 8.875%, 8/01/08 ................................       250,000          231,250
   Nortek Inc., senior note, B, 9.125%, 9/01/07 .............................       500,000          476,250
   Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ....................       400,000          384,000
                                                                                                 -----------
                                                                                                   2,494,405
                                                                                                 -----------

   TELECOMMUNICATIONS 16.5%
   Crown Castle International Corp., senior disc. note, zero cpn. to
    8/01/04, 11.25% thereafter, 8/01/11 .....................................     1,000,000          655,000
   Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ..........     1,000,000        1,000,000
   Intermedia Communications Inc., senior disc. note, B, zero cpn.
    to 7/15/02, 11.25% thereafter, 7/15/07 ..................................     1,250,000        1,043,750
   Level 3 Communications Inc., senior note, 9.125%, 5/01/08 ................     1,000,000          870,000
   Loral Space and Communications Ltd., senior disc. note, zero cpn.
    to 1/15/02, 12.50% thereafter, 1/15/07 ..................................     1,000,000          345,000
   Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ........................     1,000,000          675,000
   Millicom International Cellular SA, senior disc. note, zero cpn.
    to 6/01/01, 13.50%  thereafter, 6/01/06 (Luxembourg) ....................     1,500,000        1,297,500
   Nextel Communications Inc., senior note, 9.375%, 11/15/09 ................     1,000,000          980,000
   Nextel Partners Inc., senior sub. note, 144A, 11.00%, 3/15/10 ............       300,000          301,500
   NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 ..............       500,000          448,750
   NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ................       500,000          432,500
   PSINet Inc., senior note, 11.00%, 8/01/09 ................................       750,000          491,250

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (UNAUDITED) (CONT.)



                                                                                  PRINCIPAL
                                                                                  AMOUNT(d)         VALUE
------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   TELECOMMUNICATIONS (CONT.)
   Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 ...............    $  500,000      $   542,500
   Williams Communications Group Inc., senior note, 10.875%, 10/01/09 .......     1,000,000          925,000
                                                                                                 -----------
                                                                                                  10,007,750
                                                                                                 -----------
   TRANSPORTATION .9%
   American Commercial Lines LLC, senior note, 10.25%, 6/30/08 ..............       600,000          513,000
                                                                                                 -----------
   UTILITIES 1.4%
   ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) ................     2,175,000ZAR       261,295
   Niagara Mohawk Power Corp., senior note, G, 7.75%, 10/01/08 ..............       600,000          604,195
                                                                                                 -----------
                                                                                                     865,490
                                                                                                 -----------
   TOTAL BONDS (COST $39,807,461) ...........................................                     35,138,066
                                                                                                 -----------
   CONVERTIBLE BONDS 1.3%

   ELECTRONIC TECHNOLOGY .7%
   Amkor Technology Inc., cvt., 144A, 5.00%, 3/15/07 ........................       500,000          397,500
                                                                                                 -----------
   HEALTH SERVICES .6%
   Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ...........................       500,000          373,125
                                                                                                 -----------
   TOTAL CONVERTIBLE BONDS (COST $872,163)                                                           770,625
                                                                                                 -----------

                                                                                  SHARES
                                                                                  ------
   SHORT TERM INVESTMENTS 1.0%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio
   (COST $608,189) ..........................................................       608,189          608,189
                                                                                                 -----------
   TOTAL INVESTMENTS (COST $68,845,643) 124.6% ..............................                     75,742,130
   OTHER ASSETS, LESS LIABILITIES (24.6)% ...................................                    (14,967,118)
                                                                                                 -----------
   NET ASSETS 100.0% ........................................................                    $60,775,012
                                                                                                 ===========

CURRENCY ABBREVIATION:
ZAR - South African Rand

(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) is managed by Franklin Advisers Inc.
(c) See Note 7 regarding defaulted securities.
(d) The principal amount is stated in U.S. dollars unless otherwise indicated.
(e) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


16                     See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ................................................................     $ 68,845,643
                                                                            ============
  Value ...............................................................       75,742,130
 Receivables:
  Investment securities sold ..........................................        1,084,657
  Dividends and interest ..............................................          917,196
 Note issuance costs (Note 3) .........................................           76,013
                                                                            ------------
      Total assets ....................................................       77,819,996
                                                                            ------------
Liabilities:
 Payables:
  Investment securities purchased .....................................          573,705
  Affiliates ..........................................................           53,548
  Notes (Note 3) ......................................................       16,000,000
  Accrued interest (Note 3) ...........................................           48,000
 Distributions to shareholders ........................................          328,026
 Other liabilities ....................................................           41,705
                                                                            ------------
      Total liabilities ...............................................       17,044,984
                                                                            ------------
       Net assets, at value ...........................................     $ 60,775,012
                                                                            ============
Net assets consist of:
 Accumulated distributions in excess of net investment income .........     $   (190,478)
 Net unrealized appreciation ..........................................        6,896,092
 Accumulated net realized gain ........................................          279,284
 Capital shares .......................................................       53,790,114
                                                                            ------------
       Net assets, at value ...........................................     $ 60,775,012
                                                                            ============
 Net asset value per share ($60,775,012 / 5,857,600 shares outstanding)     $      10.38
                                                                            ============



                       See notes to financial statements.                     17

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)


Investment income:
 Dividends ..............................................................     $    872,939
 Interest ...............................................................        1,953,571
                                                                              ------------
      Total investment income ...........................................        2,826,510
                                                                              ------------
Expenses:
 Management fees (Note 4) ...............................................          299,046
 Transfer agent fees ....................................................           18,586
 Custodian fees .........................................................              498
 Reports to shareholders ................................................           11,416
 Professional fees (Note 4) .............................................           18,162
 Trustees' fees and expenses ............................................            2,626
 Amortization of note issuance costs (Note 3) ...........................            9,607
 Other ..................................................................           14,523
                                                                              ------------
      Expenses before interest expense ..................................          374,464
      Interest expense (Note 3) .........................................          540,000
                                                                              ------------
       Total expenses ...................................................          914,464
                                                                              ------------
        Net investment income ...........................................        1,912,046
                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................          343,315
  Foreign currency transactions .........................................           (1,459)
                                                                              ------------
      Net realized gain .................................................          341,856
 Net unrealized appreciation on:
  Investments ...........................................................        7,930,486
  Translation of assets and liabilities denominated in foreign currencies              166
                                                                              ------------
      Net unrealized appreciation .......................................        7,930,652
                                                                              ------------
Net realized and unrealized gain ........................................        8,272,508
                                                                              ------------
Net increase in net assets resulting from operations ....................     $ 10,184,554
                                                                              ============



18                     See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2000



                                                                              SIX MONTHS                YEAR
                                                                                 ENDED                  ENDED
                                                                          SEPTEMBER 30, 2000       MARCH 31, 2000
                                                                          ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................        $  1,912,046           $  4,203,819
  Net realized gain (loss) from investments and foreign currency
   transactions .....................................................             341,856                (65,559)
  Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
   currencies .......................................................           7,930,652             (4,869,985)
                                                                          ---------------------------------------
      Net increase (decrease) in net assets resulting from operations          10,184,554               (731,725)
 Distributions to shareholders from:
  Net investment income .............................................          (1,912,046)            (4,123,750)
  In excess of net investment income ................................             (56,108)                    --
  Net realized gains ................................................                  --             (1,412,853)
                                                                          ---------------------------------------
 Total distributions to shareholders ................................          (1,968,154)            (5,536,603)
                                                                          ---------------------------------------
      Net increase (decrease) in net assets .........................           8,216,400             (6,268,328)
Net assets:
 Beginning of period ................................................          52,558,612             58,826,940
                                                                          ---------------------------------------
 End of period ......................................................        $ 60,775,012           $ 52,558,612
                                                                          =======================================
Accumulated distributions in excess of net investment income included in net assets:
 End of period ......................................................        $   (190,478)          $   (134,370)
                                                                          =======================================



                       See notes to financial statements.                     19

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)


Cash flow from operating activities:
 Dividends and interest received ...........................       $  2,405,482
 Operating expenses paid ...................................           (350,207)
 Interest expense paid .....................................           (540,000)
                                                                   ------------
  Cash provided - operations ...............................          1,515,275
                                                                   ============
Cash flow from investing activities:
 Investment purchases ......................................        (19,128,932)
 Investment sales and maturities ...........................         19,581,811
                                                                   ------------
 Cash provided - investments ...............................            452,879
                                                                   ============
Cash flow from financing activities:
 Distributions to shareholders .............................         (1,968,154)
                                                                   ------------
  Cash used - financing ....................................         (1,968,154)
                                                                   ============
Net change in cash .........................................                 --
Cash at beginning of period ................................                 --
                                                                   ------------
Cash at end of period ......................................       $         --
                                                                   ============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)

Net investment income ......................................       $  1,912,046
 Amortization income .......................................           (526,314)
 Amortization of note issuance costs .......................              9,607
 Increase in dividends and interest receivable .............            105,286
 Decrease in other liabilities .............................             14,650
                                                                   ------------
Cash provided - operations .................................       $  1,515,275
                                                                   ============


20                     See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

At September 30, 2000, there were an unlimited number of shares authorized ($0.01 par value). During the period ended September 30, 2000, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTES

On August 16, 1999, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 6.75% per year, to maturity on September 15, 2004. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended September 30, 2000.

The issuance costs of $96,069 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.


4. TRANSACTION WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of .85% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Management fees were reduced on assets invested in the Sweep Money Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Included in professional fees are legal fees of $1,022 that were paid to a law firm in which a partner was an officer of the Fund.


5. INCOME TAXES

At March 31, 2000, the Fund had tax basis capital losses of $62,572 which may be carried over to offset future capital gains. Such losses expire in 2008.

At March 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $285. For tax purposes, such losses will be reflected in the year ending March 31, 2001.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited) (continued)


5. INCOME TAXES (CONT.)

At September 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $68,845,643 was as follows:

      Unrealized appreciation             $13,775,600
      Unrealized depreciation              (6,879,113)
                                          -----------
      Net unrealized appreciation         $ 6,896,487
                                          ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2000 aggregated $9,406,108 and $9,497,930, respectively.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 47.2% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 2000, the Fund held two defaulted securities with a value aggregating $38,750 representing
 .1% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

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